Q4 2024 Earnings Exhibit 99.2 January 15, 2025 Earnings Release Supplement

A broadly diversified business across clients, products and geographies Base fees include investment advisory, administration fees and securities lending revenue. Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $11.6 trillion at December 31, 2024 Q4 2024 Base Fees and Securities Lending Revenue of $4.4 billion

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term LTM organic asset growth rate (%) LTM organic base fee growth rate (%) LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. LTM organic base fee growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. Totals may not add due to rounding. 2 2% Institutional Active Institutional Index (3)% (2)% (1)% 0% 0% 1% ETFs 11% 7% 6% 7% 7% 6% 8% 8% 11% 4% 4% 3% 3% 3% 5% 4% 0% 1% 1% 1% 1% 3% Long-term Cash Advisory 3% 3% 0% 0% 3% 5% 5% 3% 1% (1)% (2)% 0% 4% 6% (2)% (2)%

Profitability ($ in millions, except per share data) For further information and reconciliations to GAAP, see page 14 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Capital management (amounts in millions, except per share data) (1) Q4 2024 weighted-average diluted shares include the impact of 6.9 million shares issued as part of consideration for the acquisition of Global Infrastructure Management, LLC (“GIP”) in October 2024 (the “GIP Transaction”). (2) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted-average diluted shares Share repurchases(2) Weighted-average diluted shares 4 Dividends per share (1)

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index is calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The performance information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5

Quarterly revenue ($ in millions) $1,046 $480 Q4 2024 compared to Q4 2023 Q4 2024 compared to Q3 2024 6               Percentage Change Year-over-Year Sequential Base fees 23% 10 % Securities lending revenue 3% 8 % Performance fees 45% 16 % Technology services revenue 13% 6 % Distribution fees 6% - % Advisory and other revenue 79% 11 % Total 23%   9%

$812 $387 Q4 2024 compared to Q4 2023 Q4 2024 compared to Q3 2024 Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) 7 (1) Includes approximately $230 million of fees related to AUM acquired in the GIP Transaction. (1) (1)

Quarterly expense, as adjusted ($ in millions) $436 $282 Q4 2024 compared to Q4 2023 Q4 2024 compared to Q3 2024 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits 20% 13 % Sales, asset & account 16% 4 % General & administration - % 7 % Total 15%   9 %   Beginning in the first quarter of 2024, BlackRock, Inc. updated the presentation of the Company’s expense line items by including a new “sales, asset and account expense” income statement caption. Such expense line items have been recast for 2023 to conform with the new presentation. For a recast of 2023 expense line items, see page 12 of Exhibit 99.1 to the Current Report on Form 8-K furnished on April 12, 2024. For information and reconciliations of as adjusted items to GAAP, see page 14 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$2,548 2024 compared to 2023 9         Percentage Change Year-over-Year Base fees 13 % Securities lending revenue (9) % Performance fees 118 % Technology services revenue 8 % Distribution fees 1 % Advisory and other revenue 41 % Total 14 %   Full year revenue ($ in millions)

Full year investment advisory, administration fees and securities lending revenue ($ in millions) $1,701 2024 compared to 2023 10 (1) Includes approximately $230 million of fees related to AUM acquired in the GIP Transaction. (1)

Full year expense, as adjusted ($ in millions) $1,031 2024 compared to 2023 11         Percentage Change Year-over-Year Employee comp. & benefits 11 % Sales, asset & account 8 % General & administration 5 % Total 9 %   Beginning in the first quarter of 2024, BlackRock, Inc. updated the presentation of the Company’s expense line items by including a new “sales, asset and account expense” income statement caption. Such expense line items have been recast for 2023 to conform with the new presentation. For a recast of 2023 expense line items, see page 12 of Exhibit 99.1 to the Current Report on Form 8-K furnished on April 12, 2024. For information and reconciliations of as adjusted items to GAAP, see page 14 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Alternatives at BlackRock (in $ billions) Q4 2023 Q4 2024 Client Assets Multi-alternatives  Real estate  Private equity  Private credit  Infrastructure Fee-Paying AUM Q4 2023 Q4 2024 Liquid alternatives Liquid credit Definitions: Client Assets: Alternative assets at BlackRock across reported AUM and non-fee-paying committed capital, co-investments and market related gains on invested assets. Fee-Paying AUM: Assets reported in BlackRock’s AUM. Includes both invested capital and committed capital that is fee-paying in its commitment stage. Private Credit: Primarily represents Direct Lending, Opportunistic and Venture Debt strategies. It does not include private credit assets across infrastructure and real estate debt, as well as assets in private placements and multi-strategy credit funds, which are reported within fixed income and multi-asset. Liquid Alternatives: Includes hedge funds and hedge fund solutions (funds of funds). Liquid Credit: Active liquid credit strategies (such as high yield, bank loans, and collateralized loans) included in fixed income AUM. Totals may not add due to rounding.

Private markets fee-paying AUM component changes (in $ billions) (1) Private Credit primarily represents Direct Lending, Opportunistic and Venture Debt strategies. It does not include private credit assets across infrastructure and real estate debt, as well as assets in private placements and multi-strategies funds, which are reported within fixed income and multi-asset. (2) Realizations represent return of capital/return on investments included in net flows. (3) Amounts include AUM attributable to the GIP Transaction. Totals may not add due to rounding.

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to (i) net impact of compensation expense and hedge (gain) loss on deferred cash compensation plans, (ii) amortization and impairment of intangible assets, (iii) acquisition-related compensation costs, (iv) acquisition-related transaction costs, (v) contingent consideration fair value adjustments, (vi) Lease costs – New York, (vii) net income (loss) attributable to noncontrolling interests, (viii) a reduction of indemnification asset, (ix) restructuring charges and (x) income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted items, see notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of HPS (the “HPS Transaction”), Preqin (the “Preqin Transaction”) and the GIP Transaction (together with the HPS Transaction and the Preqin Transaction, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) risks related to the HPS Transaction and the Preqin Transaction, including delays in the expected closing date of the HPS Transaction or the Preqin Transaction, the possibility that either or both of the HPS Transaction or the Preqin Transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that expected synergies and value creation from the HPS Transaction or the Preqin Transaction will not be realized, or will not be realized within the expected time period; and the risk of impacts to business and operational relationships related to disruptions from the HPS Transaction or the Preqin Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of artificial intelligence; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding environmental, social and governance matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 14 of this earnings release supplement, our current earnings release dated January 15, 2025, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com.